SECURITY AGREEMENT

    THIS AGREEMENT made and entered into this 30th day of June, 1995, by and between RIDGEWOOD ORLANDO, INC., a Florida corporation ("Borrower") the address of which is 2025 West State Road 434, Longwood, Florida 32779, and BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company, the address of which is 260 East Brown Street, Suite 100, Birmingham, Michigan 48009-6233 (hereinafter referred to as the "Lender").

WITNESSETH:

     Contemporaneously with the execution of this Security Agreement, Lender and Borrower have entered into a Loan transaction pursuant to which Lender has agreed to loan to Borrower the sum of $2,800,000, pursuant to the terms of a Mortgage Note (the "Note"), a Mortgage, Assignment of Lease and Rents and Security Agreement (the "Mortgage") and certain other "Loan Documents" (as defined in the Note), on the condition that Borrower provide to Lender a perfected first security interest in that Collateral described in this Agreement to secure the payment of the Debt described in the Note.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, Borrower agrees as follows:

     1 . Creation Of Security Interest. As additional security to secure the payment of the Debt or otherwise required to be paid by Borrower to the Lender under this Agreement (as defined in the Note), Borrower does hereby create in favor of the Lender, its successors and assigns, a continuing security interest in all of the items of property identified on the attached Exhibit "A",(all of which is hereinafter from time to time referred to as the "Collateral"):

    2. Acceleration Clause. Upon default in the payment of any portion of the Debt, as provided in the Note, or upon the occurrence of any other default under the Loan Documents, all the rest or any portion of the Debt, whether due or not, shall at the Lender's option become immediately due and payable without notice or demand.

     3. Use Of Collateral. The Collateral will be used exclusively in connection with the conduct of Borrower's present business, unless the Lender gives its written consent to another use. The Lender shall have the right to inspect the Collateral at any time, to inspect Borrower's books and records with respect thereto and to make inquiry of account and contract debtors in connection therewith.

     4. Removal. The Collateral will be kept at Borrower's business premises, and shall not be removed therefrom without the written consent of the Lender. Removal of any of the Collateral by the Borrower, or its agents, servants or employees, shall be deemed a willful taking, an unlawful conversion and a default under this Security Agreement. Use of the Collateral in the regular and ordinary course of the Borrower's business shall not constitute a prohibited removal of the collateral for the purpose of this Security Agreement.

     5. Repairs And Taxes. To the extent that the Collateral is comprised of any equipment or other tangible personal property, Borrower shall at its own expense, from time to time, replace and repair all parts of the Collateral as may be broken, worn, damaged or otherwise in need of repair, and shall keep the Collateral in every respect in good working order and repair. The Lender may cause necessary replacements and repairs to be made if not promptly or fully performed by Borrower. The cost of replacements and repairs made by the Lender and the cost of necessary labor, supplies or parts furnished by the Lender for use on or in connection with the Collateral shall be a lien thereon, secured by this Security Agreement and payable on demand with interest at the highest default rate set forth in the Note. Borrower shall permit the Lender to have free access to the Collateral at all reasonable times. Borrower shall pay all taxes charged against, assessed or imposed upon any of the Collateral. In the event of a default by Borrower in paying those taxes, it shall be lawful for the Lender to pay and discharge them, and the amounts expended by the Lender in the payment or discharge of those taxes shall be a lien upon the Collateral, secured by the Mortgage and this Security Agreement and payable at the Default Rate set forth in the Note.

     6. Insurance. Borrower shall keep the insurable portions of the Collateral insured against loss and damage by casualty, theft and such other perils, and against public liability, if and as shall be required by, and in insurance companies and amounts approved by, the Lender, consistent with and as required by the provisions of the Mortgage.

     7. Borrower's Warranties And Representations. Borrower warrants and represents that:

A. The Collateral is or will be owned by Borrower and (except as otherwise permitted by or acknowledged by the Lender's prior written consent) is not subject to any security interest, liens or encumbrances, except as created by this Agreement, and Borrower will defend the Collateral against the claims and demands of all persons;

B. Except as may be specifically otherwise permitted by the terms of the other Loan Documents, Borrower will not sell, exchange, lease, encumber or pledge the Collateral, create any security interest therein (except that created by this Agreement), or otherwise dispose of the Collateral or any of Borrower's rights therein or under this Agreement without the prior written consent of the Lender, nor will Borrower remove the Collateral from the state or states in which it is located on the date of this Agreement, except for temporary periods in the normal and customary use thereof, without the Lender's prior written consent;

C. Except as specifically authorized by Lender in writing, Borrower will not permit any other security interest to attach to any of the Collateral, permit the Collateral to be levied upon under any legal process, or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement;

D. The Borrower will execute, and will pay all costs of filing of, any financing, continuation or termination statement with respect to the security interest created by this Agreement. The Lender is hereby appointed Borrower's attorney-in-fact to do all acts and things which the Lender may deem necessary to perfect and continue perfected the security interest created by this Agreement and to protect the Collateral;

E. Borrower will promptly notify the Lender of any change in the location of any place of Borrower's business or residence and of the establishment of any new place of business or residence;

F. Borrower shall give the Lender written notice of each office of Borrower at which records pertaining to the Collateral are kept. Except as such notice is given, all records of Borrower pertaining to Collateral are and shall be kept at that address set forth in the heading of this Agreement; and

8.   Default. The following shall constitute defaults under this
     Agreement:

A. Any failure in the prompt or full payment of any portion of the Debt when due;

B. The occurrence of any misrepresentation or misstatement in connection with, noncompliance or nonperformance of any of Borrower's obligations or agreements under this Agreement (including the occurrence of any other default identified under this Agreement); or

C. The occurrence of any Event of Default under the Note, Mortgage or other Loan Documents.

     9. Remedies. In the event of the occurrence of any default, the Lender may exercise its rights under law, including by way of enforcement under the Uniform Commercial Code in effect in the State of Florida at the date of this Agreement. The Lender may enter Borrower's premises without legal process and remove the Collateral or require the Borrower to assemble the Collateral and make it available to the Lender at a place within the State of Florida designated by the Lender. If it so elects, the Lender may and is hereby empowered (without legal process) to enter any premises where the Collateral may be kept and take exclusive possession of it on those premises with or without a custodian. The Lender may thereafter sell the Collateral at one or more public or private sales, on or away from Borrower's business premises. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give Borrower reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed to Borrower, postage prepaid, by first class certified mail, return receipt requested, at least five (5) days prior to the date of the proposed sale or disposition. At any such sale, the Lender may in its absolute discretion sell and dispose of all the right, title, and interest of Borrower in and to any of the Collateral. Any such sale may be for cash or for credit, and the Lender may be the Purchaser. Out of the moneys arising from the sale of the Collateral, the Lender shall retain any and all sums then owing to the Lender, including all additional advances and debts, and all costs, fees, charges and expenses in connection therewith, with interest, including reasonable attorneys fees, disbursements as herein defined, premiums on bonds, custodian's fees, fees of public officers, auctioneer's fees, plus advertising and labor, disbursements for use and occupancy of premises and any and all other disbursements made by the Lender in connection with the taking, maintaining, storage and disposing of the Collateral, tendering the excess (if any) to Borrower or its successors or assigns. If for any reason the Collateral shall fail to satisfy all of the foregoing items, Borrower shall, subject to the terms of the other Loan Documents, pay to the Lender the resulting deficiency upon demand.

     10. Waiver By Borrower. If the Lender shall at any time obtain or be entitled to possession of any of the Collateral, either with or without legal process, it shall not be necessary for the Lender to remove it from Borrower's premises. Borrower hereby authorizes and empowers the Lender to keep the Collateral in Borrower's place of business, and to remove any locks thereon and put the Lender's own lock on those premises or on any other premises where the Collateral may be located until five days after the sale of the Collateral sold from those premises. Borrower waives any and all claims of any nature, kind or description which it has or may claim to have against the Lender or its representatives, by reason of taking possession, selling or collecting the Collateral. Borrower expressly waives the right to a jury trial in any action or proceeding between the parties.

     11. Waiver Of Breach. The acceptance of any partial payments by the Lender after maturity, or the waiver of any breach or default, shall not constitute a waiver of any other or subsequent breach or default or prevent the Lender from immediately pursuing any or all its remedies hereunder, or under any other document providing additional security to the Lender.

     12. Counsel Fees And Expenses. If the Lender commences proceedings for the purpose of collecting any monies which may be secured in any way by this Agreement, or to recover, collect or protect its interest in the Collateral by reason of a default or breach by Borrower, Borrower agrees to pay the Lender's reasonable attorneys fees, additional advances and debts, and all costs, fees, charges and expenses in connection therewith; together with any and all disbursements incurred by the Lender in connection with the collecting, taking, maintaining and disposing of the Collateral, including all premiums on bonds and undertakings, fees for public officers, custodians, auctioneers, charges for use and occupancy of premises and for electric current; all of which shall be a lien upon the Collateral, secured by this Agreement and payable on demand with interest at the highest Default Rate set forth in the Note. Counsel fees and disbursements are in no event to effect, but are to be paid in addition to, any statutory court costs and disbursements.

     13. Severability. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, that invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid or unenforceable provision had never been contained herein.

     14.   Notices.   All notices to the parties under this Agreement shall
be sufficient if served in accordance with the provisions of the Mortgage.

     15. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida.

     16. Captions. Captions to paragraphs contained in this Agreement are for convenience only and are entirely without substantive effect.

     17. Successors. This Agreement shall be binding upon, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns.

[THIS DOCUMENT IS EXECUTED ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, Borrower has executed this Security Agreement on the day and year first above written.

                              BORROWER:

                              RIDGEWOOD ORLANDO, INC., a Florida
                              corporation


                              By:  /s/ N. R. Walden
                                   N. Russell Walden, President


                              And by:  /s/ Karen S. Hughes
                                        Karen S. Hughes, Secretary



STATE OF GEORGIA
COUNTY OF FULTON


    The foregoing document was acknowledged before me this 28th of June, 1995, by N. Russell Walden, President and Karen S. Hughes,
Secretary of Ridgewood Orlando, Inc., a Florida corporation on behalf of the corporation. N. Russell Walden and Karen S. Hughes are either personally known to me or produced Drivers License as identification.


                                   /s/ June D. Smith
                                   Notary Public, Gwinnett County,
                                   Georgia
                                   My Commission Expires: August 6, 1995
                                   (SEAL)


                                   EXHIBIT A


                             DESCRIPTION OF COLLATERAL

    All of the following, whether now owned or hereafter acquired by Borrower, and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Collateral. Enumeration of specific items within general types of Collateral is for the purpose of convenient reference and illustration and shall not limit the scope of the security interest created under this Security Agreement.

A. Accounts Receivable. All rents, issues, profits, revenues, income, contract rights, accounts receivable (including credit card and charge card receivables) general intangibles, insurance premiums, actions and rights of action and all other amounts due or to become due to Borrower from any tenant, licensee, occupant, guest or any other person for the use, operation, occupancy of or otherwise with respect to the premises described herein.

B. Claims. All right, title and interest in and to any and all claims which Borrower may now or hereafter have for refunds, reparation, offset or adjustment, including any consequential or incidental damages recoverable with respect thereto.

C. Contracts. all of Borrower's right, title and interest, whether now owned or hereafter acquired, in, to and under all of the contracts, licenses, approvals, consents, guarantees, warranties, work product, studies, data, drawings, renderings, rights, privileges and appurtenances, permits, agreements, warranties, plans and specifications
     (collectively, the "Contract@') whether now existing or hereafter created or obtained by or on behalf of Borrower for and in respect to the use, ownership, management, operation or maintenance of the Property, including, without limitation
     (i) all rights of Borrower to receive monies due and to become due under or pursuant to the Contracts, (ii) all claims of Borrower for damages arising out or for breach of or default under the Contracts (iii) all rights of Borrower to terminate, amend, supplement, modify or waive performance under the Contracts, to compel performance and otherwise to exercise all remedies thereunder, (iv) to the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income benefits, additions, substitution, replacement and accessions of and to any and all of the foregoing, and
     (v) Lender shall automatically succeed to and stand in the place of Borrower under the Contracts and shall be entitled, but under no obligation, to exercise all rights, title and interest of Borrower under the Contracts or to perform the duties of Borrower under the Contracts;

D. Equipment. All fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or at any time hereafter owned by Borrower and now or hereafter attached to, contained in, or used in connection with the premises or placed in any part thereof though not attached thereto, including, but not limited to, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating, and elevator plants, stoves, ranges, vacuum cleaning systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings and fixtures and trade name, goodwill and books and records relating to the business operated on the premises. Without limiting the foregoing, Borrower hereby grants to Lender the security interest in all of Borrower's present and future "fixtures", "equipment" and "general intangibles" (as said quoted terms are defined in or encompassed by the Uniform Commercial Code of the State of Florida).

E. Liquor License. Subject to the provisions and limitations of law, and the requirements of the State of Florida Division of Alcoholic Beverages and Tobacco - Department of Business Regulation, any liquor license held by Borrower at any time.

F. Proceeds. Proceeds, and proceeds of hazard insurance and eminent domain or condemnation awards of all of the foregoing described assets and/or properties or interests therein, including all products of, and accessions to, such assets or properties or interests therein. In addition thereto, any and all deposits or other sums at any time credited by or due from the Lender to Borrower and any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Borrower or in which Borrower has an interest, which are now or at any time hereafter in possession or control of the Lender or in transit by mail or carrier to or from the Lender or in possession of any third party acting on the Lender's behalf, without regard to whether the Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether the Lender has conditionally released the same; and

G. Specific Collateral On Property. by way of illustration, and not by way of limitation, all of those items described in the "Equipment Inventory" following this Exhibit A;

H. all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.


                              EQUIPMENT INVENTORY

    All of the following, whether now owned or hereafter acquired by Borrower, and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Collateral. Enumeration of specific items within general types of Collateral is for the purpose of convenient reference and illustration and shall not limit the scope of the security interest created under this Security Agreement.

    The following specific items of personal property located at the Ramada Inn North Orlando, 2025 West State Road 434, Longwood, Florida 32779 (the legal description of which is attached hereto as Exhibit B), including any replacements thereof, and all books, records, computer tapes, instruments and documents relating thereto or useful in maintaining or realizing upon the Collateral:



          MAINTENANCE                            POOL AREA

UNIT             ITEM             UNIT                ITEM
  1  PRESSURE CLEANER                8  TABLE
  1   DRIVEWAY VACUUM               30  CHAIR
  1   HONDA LAWNMOWER               16  LOUNGE  CHAIR
  4   SPARE G.E. A/C/ UNIT           4    UMBRELLA
  5   SPARE G.E. TV
  1  WET CARPET FAN                             HOUSEKEEPING
  2  WET VAC                      UNIT              ITEM
  2  LARGE FAN                      20  KING SHEET
  2  BLOWER - GROUNDS              468  QUEEN/DOUBLE SHEET
  4  MANITOWOC ICE MACHINE         608  PILLOW CASE
                                   304  BED PAD
     HOUSEKEEPING                  304  BLANKET
UNIT             ITEM              608  PILLOW
  3  DRYER                          10  KING BEDSPREAD
  3  WASHER   50# CAPACITY          70  QUEEN BEDSPREAD
 14  VACUUM CLEANER                224  DOUBLEBEDSPREAD
 12  MAID CART                     192  SHOWER CURTAIN
 11  ROLLAWAY BED                  688  BATH TOWEL
  6  PORTABLE BABY CRIB            688  HAND TOWEL
                                   688  WASH CLOTH
          LINEN SHELF INVENTORY    193  BATH MAT
UNIT             ITEM
 36  PILLOWS                                   ROOMS INVENTORY
 10  BATH TOWELS                  UNIT              ITEM
 26  HAND TOWELS                    10  KING BOX SPRING/MATTRESS
 60  WASH CLOTHS                   224  DOUBLE BOX SPRING/MATTRESS
 30  BATH MATS                      70  QUEEN BOX SPRING/MATTRESS
  4  KING BEDSPREAD                  2  SOFA BED
  3  QUEEN BEDSPREAD                64  RECLINER
                                    42  ARMOIRE
                  LOUNGE            80  DESK
UNIT               ITEM             36  CORNER TABLE/DESK
  1   ROUND TABLE                   80  DRESSER/DESK COMBINATION
  9  FOUR TOP TABLE                 71  DRESSER - LOWBOY
 50  CHAIRS                        304  HEADBOARD
 1  RCA 46" COLOR TV               230  NIGHTSTAND
 1   RCA 19" COLOR TV              194  DESK CHAIR
 1   BALDWIN PIANO                 256  ARM CHAIR
 30  DOZEN ASSORTED BAR GLASSWARE  157  DRESSER MIRROR
 2   TOPSIDE REACH-IN BEER COOLERS 100  FLOOR LAMP
 1 MIXER                           340  SINGLE ARM LAMP
 1 THREE COMPARTMENT BAR SINK       64  SWING ARM LAMP
 1 BARTENDER ICE BIN               192  DOUBLE ARM LAMP
 1 PIANO BAR                       195  DESK LAMP
                                   192  CLOCK RADIO
           BANQUET EQUIPMENT       192  TELEVISION
UNIT                   ITEM        196  WINDOW TREATMENTS (SHUTTERS)
 10  6'TABLE 6X24X30               576  SHEER DRAPES
  6  8'TABLE 8X24X30               200  G.E. ZONE LINE A/C UNIT
 16  8'TABLE (BANQUET)             224  DOUBLE BEDSPREAD
 10  6'TABLE (BANQUET)              70  QUEEN BEDSPREAD
  4  1O' ROUND TABLE                10  KING BEDSPREAD
 25  8'ROUND TABLE                  10  KING BED RAILS
  4  4'TABLE                       294  DOUBLE/QUEEN RAILS
225  BANQUET CHAIR
 60  GARDEN ROOM CHAIR                  TABLE TOP ITEMS
  2  FREE STANDING PODIUM          UNIT            ITEM
  2  TABLE TOP PODIUM               15  DINNER FORKS/DOZEN
  3  OVERHEAD PROJECTOR             18  SALAD FORKS/DOZEN
  2  SLIDE PROJECTOR                15  DINNER KNIVES/DOZEN
  4  EASELSTAND                     18  TEASPOONS/DOZEN
  5  LARGE PULL DOWN SCREEN          8  BOUILLON SPOONS/DOZEN
  4  8'SERPENTINE TABLE              4  OVAL PLATTER
  2  6'SERPENTINE TABLE             16  10" ROUND DINNER PLATE/DOZ
  1  CONFERENCE TABLE (8 SEATER)    13  7" ROUND SALAD PLATE/DOZ
  1  CONFERENCE TABLE (10 SEATER)   11  SAUCERS/DOZEN
 18  CONFERENCE ROOM CHAIR          10  CUPS/DOZEN
  2  SELF CONTAINED WALL MOUNTED    13  5" SIDE PLATE/DOZEN
     CONFERENCE CENTER UNIT
  1  PORTABLE BUFFET LINE           12  4 1/2 OZ FRUIT DISH/DOZEN
 10  PARTITIONS                      2  CEREAL BOWL/DOZEN
  4   RISERS   6X6                  10  7" GOLD RIM PLATE/DOZEN
  1  DANCE FLOOR   12 X 12           5  SALT & PEPPERS/DOZEN
  2  FREE STANDING PROJECTION SCREEN 5  SUGAR BOWL/DOZEN
  1  PORTABLE BAR                   11  10 1/2 OZ WATER GOBLET/DOZ
  2  TV   25"                        7  4 1/2 OZ WINE GLASS/DOZEN
  3  VCR   PLAY                     10  4 1/2 OZ CHAMPAGNE GLASS/DOZEN
  2  TV STAND                       12  8 OZ WATER GLASS/DOZEN
  2  OVERHEADSTAND                  12  TULIP WINE GLASS/DOZEN
  8  CHAFING DISHES                 12  SERVING TRAY
                                     4  WATER PITCHERS/DOZEN
     TABLE LINEN                    10  BEVERAGE SERVER
UNIT                 ITEM
 16  NAPKINS/WHITE
  5   NAPKINS/BEIGE                       KITCHEN EQUIPMENT
  6   NAPKINS/MELON                UNIT            ITEM
  4    T/C WHITE 42X42               3  BUS CART
  5  BURGUNDY 17Xl7                  2  ROLLING CART
  3  T/C WHITE 54X54                 2  TWO DOOR REACH-IN COOLER
  3  BURGUNDY TOPPERS                1  SINGLE DOOR REFRIGERATOR
  2  T/C WHITE 54X95                 1  TWO DOOR FREEZER
  1  T/C BEG 54X96                   1  SINGLE DOOR REFRIGERATOR-REACH
                                        IN FREEZER
  2  BURGUNDY 54X54                  1  BROILER
  2  T/C WHITE 54Xl2O                3  COMMERCIAL STOVE/OVENS/GRIDDLE
                                        COMBINATION
  1  T/C BEG                         2  DUAL DEEP FRYER
 12  T/C BEIGE 84X84   EACH          1  COMMERCIAL CONVECTION OVEN
 22  T/C WHITE 84X84   EACH          1  COMMERCIAL MICROWAVE OVEN
 10  T/C SEAFOAM 84X84   EACH        1  BLAKESLEE MIXER
     T/C PEACH 84X84   EACH          6  ROLLABLE SHELF CART
                                     1  COMBINATION WALK-IN
                                        REFRIGERATOR/FREEZER
              DINING ROOM           2   CHEF WORK STATION
UNIT             ITEM               1   STEAM TABLE - 5 SLOTS
  7  FOUR TOP TABLE                 1   REFRIGERATED WORK STATION WITH
                                        SANDWICH UNIT & REFRIGERATOR
  9  TWO TOP TABLE                  1   SIMPLEX TIME RECORDER
 48  CHAIRS                         6   TRAY STAND
  5  WALL HANGINGS                  3   COREY COFFEE WARMER
  1  CUSTOM BUFFET LINE/SALAD BAR   4   COFFEE URN
  1  FOOD WARMER                    3   THERMOS COFFEE URN
  1  CALCULATOR                     1   BUNN OMATIC COFFEE MAKER
  4  5'ROUND                        1   CECILMATIC COFFEE MAKER
                                    3   FOUR SLICE TOASTER
                    LOBBY           1   BREAD WARMER
UNIT                ITEM            1   MIRKLE MEAT SLICER
  2  LOVE SEAT                      1   DISHWASHER WORK STATION
  2  TUB CHAIR                      1   MANITOWOC ICE MAKER
  1  COFFEE TABLE                   1   THREE COMPARTMENT SINK
  4  END TABLE                      4   HEAVY DUTY STORAGE RACK
  2  DECORATIVE   LAMP              1   FOUR NODE AMPLIFYING PA SYSTEM
  2  FLOOR/CEILING DRAPER           1   VACUUM CLEANER
  1  MAIN DOOR DRAPER               4   DISH RACK DOLLY
  1  WALL MIRROR
  1  SOFA TABLE                                 GARDEN ROOM
 1   DECORATIVE 6'BENCH           UNIT              ITEM
 4   WALL PICTURES                      DRAPERY
                                    6   WALL PICTURES
            ADMINISTRATIVE OFFICES  1   MIRROR
UNIT                ITEM            1   MIRROR
 3   DESK
 2   FIVE DRAWER FILE CABINETS
 1   TV/VCR TELECOLOR
 3   CALCULATORS
 2   TUB CHAIRS
 7   ARM CHAIRS
 3   DESK CHAIRS
 1   CORNER TABLE
 1   NIGHTSTAND
 1   CREDENZA
 3   OFFICE COMPUTER WITH MONITOR
 1   LASER PRINTER
 2   TOSHIBA PRINTER
 1   CANNON FACSIMILE MACHINE
 1   MICROS PM SYSTEM
     W/COMMUNICATIONS TO D.RM  &
     LOUNGE UNITS
 1   FLOOR SAFE
 3   DESK LAMPS
 1   XEROX COPIER


                                   EXHIBIT B

                       LEGAL DESCRIPTION OF THE PROPERTY

A portion of the Southeast quarter of the Northwest quarter of
Section 2, Township 21 South, Range 29 East, County of Seminole,
State of Florida, more particularly described as follows:

Beginning at the Northwest corner of the Northwest Quarter of the Northeast Quarter of the Southwest Quarter of Section 2, Township 21 South, Range 29 East; thence North 00014'19" West 180.52 feet to the True Point of Beginning; thence North 00012'19" West 498.38 feet; thence North 58053'58" East 148.74 feet; thence North 00015'46" West 45 feet; thence North 89044'1 4" East 245.00 feet to a point on the Westerly right-of-way line of Interstate Highway 4; thence South 10001'51" West 540.95 feet along said right-of-way line; thence south 06048'14" West a distance of 88.05 feet along said right-of-way; thence South 89044'1 4" West 265.72 feet to the True Point of Beginning.

TOGETHER with all right, title and interest of Grantor in an easement over and upon the following described real property:

The South 180.52 feet of the East 35 feet of the Southeast Quarter of the Southwest Quarter of the Northwest Quarter of Section 2,
Township 21 South, Range 29 East, Seminole County, Florida.

AND: The South 180.52 feet of the West 25 feet of the Southwest
Quarter of the Southeast Quarter of the Northwest Quarter of
Section 2, Township 21 South, Range 29 East, Seminole County,
Florida.

AND: That part of the West 25 feet of the Northeast Quarter of the Northeast Quarter of the Southwest Quarter of Section 2, Township
21 South, Range 29 East, Seminole County, Florida, lying North of
State Road #434.

AND: That part of the east 35 feet of the Northeast Quarter of the Northwest Quarter of the Southwest Quarter of Section 2, Township
21 South, Range 29 East, Seminole County, Florida, lying North of
State Road #434.

FURTHER TOGETHER WITH (a) a non-exclusive perpetual right, privilege and easement to connect and tap into an existing sanitary sewer line located as shown on that certain Special
Purpose Sketch prepared for Ridgewood Properties, Inc. ("RPI") by Ganung & Associates, Inc. dated April 13, 1995 and recertified
June 12, 1995, (the "Survey"), and to discharge effluent into said sanitary sewer line; (b) a non-exclusive perpetual right, privilege and easement to tap into and use an existing underground water line located as shown on the Survey; (c) a non-exclusive perpetual right, privilege and easement to connect and tie into those certain existing storm sewer lines and facilities located as shown on the Survey together With the right to utilize the storm and surface water drainage and retention system located thereon; PROVIDED, HOWEVER, that RPI and its successors and successors-in-title to the property burdened by said easements shall have and hereby reserve the right to relocate from time to time the sanitary sewer lines, water lines and storm sewer lines and retention area and facilities which are located as shown on the Survey; provided that such relocation shall be at the sole cost and expense of RPI and its successors and successors-in-title to the property burdened by said easements, and shall not interrupt, interfere with or diminish the service provided by such sewer lines, water lines and storm sewer lines and retention facilities.

The easements granted in (a) through (c) above are expressly made SUBJECT TO the rights of Sanlando Utilities Corporation ("Sanlando") under that certain Grant of License between Ridgewood Properties and Sanlando recorded in Official Records Book 1974, Page 1827, of the Public Records of Seminole County, Florida.